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                            COMMON STOCK
NUMBER ___                                          ___ SHARES
                        HIGH COUNTRY BANCORP, INC.

      INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                                               CUSIP 42965Q 10 7
This certifies that


is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE
$0.01 PER SHARE, OF

High Country Bancorp, inc. (the "Corporation"), a Colorado corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, in person or by duly authorized attorney or legal representative, upon the surrender of this certificate property endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

/s/ Richard A. Young                       /s/ Larry D. Smith
____________________________               _____________________
Richard A. Young                            Larry D. Smith
Secretary                                   President and Chief
                                            Executive Officer

Countersigned and Registered:


                            By: _____________________________
                                 Transfer Agent and Registrar

                                _____________________________
                                 Authorized Signature

                      [CORPORATE SEAL]


                  RESTRICTIONS ON TRANSFER
The Articles of Incorporation include a provision which prohibits any person from directly or indirectly acquiring or offering to acquire the beneficial ownership of more than 10% of any class of equity security of the Corporation. Such provision eliminates the voting rights of securities acquired in violation of the provision. Such provision will expire five years from the effective date of completion of the conversion of Salida Building and Loan Association, Salida, Colorado (the "Association") from mutual to stock form. The Articles of Incorporation also impose certain restrictions on the voting rights of beneficial owners of more than 10% of any class of equity security of the Corporation after five years from the completion of the conversion of the Association from mutual to stock form. The Corporation will furnish without charge to each stockholder who so requests additional information with respect to such restrictions. Such request may be made in writing to the Secretary of the Corporation.
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     The shares represented by this certificate are issued
subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made in writing to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenants in common
TEN ENT -     as tenants by the entireties
JT TEN  -     as joint tenants with right of survivorship and not
              as tenants in common
UNIF TRANSFER MIN ACT - ..........Custodian.......... under
                          (Cust)              (Minor)
Uniform Transfers to Minors Act.......................
                                       (State)
     Additional abbreviations may also be used though not in the above list.

NOTE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

     FOR VALUE RECEIVED, _______________________________ HEREBY
SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ________________________________
/_______________________________/
_________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE)
_________________________________________________________________
__________________________________________________________ Shares
of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint ____________________________, Attorney, to transfer the said shares on the books of the Corporation, with full power of substitution.


Dated _______________________     _____________________________
                                  Signature

                                  _____________________________
                                  Signature

In presence of: ___________________________